Exhibit 99.2

First Quarter 2007 Earnings Conference Call April 27, 2007

Table of Contents Presenters Patrick J. Moore, Chairman and Chief Executive Officer Steven J. Klinger, President and Chief Operating Officer Charles A. Hinrichs, Senior Vice President and Chief Financial Officer Agenda Earnings summary Operations review Strategic initiatives status Financial review 2Q 2007 outlook Q&A

Earnings Summary 1Q 2007 EPS, less Unusual Items Restructuring Charge $0.05 $0.06 ($0.21) ($0.09) Debt Extinguishment FX $0.01 ($0.25) ($0.20) ($0.15) ($0.10) ($0.05) $0.00 EPS EPS, Less Unusual

Earnings Summary 1Q 2007 Highlights Earnings up Y/Y, down sequentially Challenges: High wood/OCC prices Seasonally higher costs Lower packaging demand Achievements: Revenue & segment profits up Y/Y Benefits from strategic initiatives Lower containerboard inventories Refinanced high coupon bond Additional mill system realignment EPS, Less Unusual Items * - Restated from $0.08 to reflect adoption of a new accounting standard for maintenance expense * ($0.29) $0.06 ($0.09) ($0.40) ($0.30) ($0.20) ($0.10) $0.00 $0.10 $0.20 1Q 06 4Q 06 1Q 07

Operations Review ($ in Millions) Profits improved 3 fold from prior year: Avg. domestic liner prices up 12.8% Avg. box prices up 6.9% Avg. per day N.A. box shipments down 5.8% 3% due to plant closures 70-75% business retention Factors impacting sequential trends: Fiber costs up $23 million 12% higher energy usage in mills Mill production down 3% 80K tons of maintenance downtime 2 fewer days of mill production Containerboard inventories down 1.3% Avg. domestic liner & box prices flat * - Restated to reflect adoption of a new accounting standard for maintenance expense * * $29 $154 $102 $0 $25 $50 $75 $100 $125 $150 $175 $200 1Q06 4Q06 1Q07

Strategic Initiatives Status Additional Closure Announcements 5 converting plants 2 medium mills (Carthage, IN @ 52K tons; Los Angeles, CA @ 148K tons) Restarting 1 idled paper machine (Jacksonville #1 machine @ 170K tons) Improved mill system flexibility (Jacksonville both recycled liner & medium) Restructuring charge: $18 million Annual cost savings estimate: $14 million Note: Cumulative results are measured against our third quarter 2005 baseline. Measure 1Q 07 Cum. Mill closures 0 2 Rollstock inventory reductions 1.3% 21.6% Plant closures 3 19 Headcount reduction (excluding sale of Consumer Pkging) 730/3.2% 4,300/16.2%

Financial Review 1Q 2007 Adjusted EBITDA Roll Forward & Initiative Benefits ($ in Millions) * Restated from $210 to reflect adoption of a new accounting standard for maintenance expense ** Net of execution and transitional costs (materials, maintenance, etc.) *** Baseline: YTD 3Q 05 actual costs annualized . $30 $51 $14 4Q06 to 1Q07 Adjusted EBITDA Roll Forward Strategic Initiative Benefits vs. Baseline ** * *** $1 2006 2007 Fiber $23 Production $17 Benefits $15 Energy $14 $86 $420 $86 $243 $240 $0 $100 $200 $300 $400 $500 $600 1Q 2Q 3Q 4Q Total Quarterly Benefits Annual Cumulative Benefits Annual Target $201 $135 $0 $50 $100 $150 $200 $250 4Q 06 Price/Vol Costs Timing Initiative 1Q 07

Financial Review Other Key Measures ($ in Millions) Other Expense Up $68 from 4Q 06 $23 refinance; $18 FX; $16 restructuring Debt (at 3/31/07): Reported debt: $3,739 Off balance sheet debt: $449 Revolving credit availability: $488 Refinanced 9.75% Sr. Note to 8.00% Other Cash Items: CapEx: $96 (vs. Depreciation of $88) Pension Contributions: $31 (vs. Expense of $24) Debt Maturities $- $200 $400 $600 $800 $1,000 $1,200 2007 2008 2009 2010 2011 2012 2013 2014 Thereafter Revolver/Term Loans Bonds/Other

2Q 2007 Outlook Anticipate Modest Profit in 2Q 2007 (exclusive of market price change) Factors Contributing to Sequentially Improving Results Operating Factors Benefit from Strategic Initiatives - Targeting sequential improvement Packaging Demand Growth - Seasonal improvement in packaging demand Costs: - Higher average OCC prices more than offset by lower virgin fiber prices. Timing Factors - 20-30K tons higher mill production - 10-12% lower energy usage - Lower employee benefit costs

Conclusion Near Term Considerations Favorable seasonal trends Incremental initiative benefits Opportunities for continued price & margin improvement Long Term Considerations Driving cost effective operations Repositioning sales & marketing to improve profits Unlocking Smurfit-Stone’s value Smurfit-Stone goal is be the safest & most profitable company in its industry.

Q&A Safe Harbor This presentation contains statements relating to future results, which are forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, continued pricing pressures in key product lines, seasonality and higher recycled fiber and energy costs, as well as other risks and uncertainties described in the company’s annual report on form 10-K for the year ended December 31, 2006, as updated from time to time in the company’s Securities and Exchange Commission filings. Statements Relating to Non-U.S. GAAP Financial Measures During the course of this presentation, certain non-U.S. GAAP financial information will be presented. A reconciliation of those numbers to U.S. GAAP financial measures and additional disclosure regarding our use of non-GAAP financial measures are included in the company’s first quarter 2007 earnings press release available on the company’s website at www.smurfit-stone.com Investor Relations Contact John Haudrich (314) 656-5375

Appendix

Other Expense ($ in Millions) Other Expense 1Q 2Q 3Q 4Q Total 1Q 2Q 3Q 4Q Total Loss on Early Extinguishment of Debt 23 $ - $ 28 $ - $ - $ 28 $ Interest Expense, Net 74 92 96 78 75 341 Foreign Currency Translation (Gain) Loss 5 (2) 14 - (13) (1) Corporate Expense 44 46 47 41 43 177 Restructuring Charges 24 9 13 13 8 43 Gain on Sale of Fixed Assets - (23) (1) - - (24) Other 18 22 17 22 7 68 188 $ - $ - $ - $ - $ 144 $ 214 $ 154 $ 120 $ 632 $ 2007 2006